Exhibit 32.2

CERTIFICATION OF PERIODIC FINANCIAL REPORT BY CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K of AMERCO and U-Haul International, Inc. (together, the “Registrant”) for the year ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jack A. Peterson, Chief Financial Officer of the Registrant, certify, to the best of my knowledge that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

AMERCO,
a Nevada corporation

/s/ Jack A. Peterson
Jack A. Peterson
Chief Financial Officer

June [     ], 2004

U-Haul International, Inc.
a Nevada corporation

/s/ Jack A. Peterson
Jack A. Peterson
Chief Financial Officer

June [     ], 2004

A signed original of this written statement required by Section 906 has been provided to AMERCO Corporation and will be retained by AMERCO Corporation and furnished to the Securities and Exchange Commission or its staff upon request.